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                                                                    Exhibit 10.4

                                 LOAN AGREEMENT

         This Loan Agreement (this "Agreement"), dated as of March 31, 2001, is between Carreker Corporation, a Delaware corporation, and the Borrower described below.

         In consideration of the Loan or Loans described below and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Carreker Corporation and Borrower agree as follows:

         1. DEFINITIONS AND REFERENCE TERMS. In addition to any other terms defined herein, the following terms shall have the meaning set forth with respect thereto:

                  A.       BORROWER:  Robert E. Hall

                  B.       BORROWER'S ADDRESS:
                           6615 Clearhaven
                           Dallas, Dallas County, Texas 75248-4019

                  C.       LOAN.  The loan described in Section 2 hereof.

                  D. LOAN DOCUMENTS. Loan Documents means this Agreement, the Pledge Agreement ("Pledge Agreement") between Carreker Corporation and Borrower of even date herewith, and any and all promissory notes executed by Borrower in favor of Carreker Corporation and all other documents, instruments, guarantees, certificates and agreements executed and/or delivered by Borrower, any guarantor or third party in connection with any Loan.

                  E. ACCOUNTING TERMS. All accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under generally accepted accounting principles ("GAAP"), as in effect from time to time, consistently applied, with respect to the financial statements referenced in Section 3.H. hereof.

         2. LOAN. Carreker Corporation hereby agrees to make one loan to Borrower on the date hereof (or as soon as the conditions stated in this Section 2 have been met) in the aggregate principal amount of $500,000.00. The obligation to repay the loan is evidenced by a promissory note dated of even date herewith (the promissory note, together with any and all renewals, extensions or rearrangements thereof, being hereafter collectively referred to as the "Note") having a maturity date, repayment terms and interest rate as set forth in the Note. Funding of the loan is conditioned upon and subject to the following conditions, Carreker Corporation acknowledging that all other conditions have been met: (1) execution of the Loan Documents by Borrower, (2) execution of the Pledge Agreement by the spouse of Borrower, and (3) physical delivery to Carreker Corporation of Borrower's 589,040 shares of common stock in Exchange Applications, Inc. represented by Certificate No. EA 1159, CUSIP No. 300867 10 8, together with an executed, original stock power of Borrower in form and substance satisfactory to Carreker Corporation.

         3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Carreker Corporation as follows:

                  A. RESIDENCY. Borrower is a natural person of the full age of majority and a resident of the State of Texas.

                  B. AUTHORITY AND COMPLIANCE. Borrower has full power and authority to execute and deliver the Loan Documents and to incur and perform the obligations provided for therein. No consent or approval of any public authority or other third party is required as a condition to the validity of any Loan Document.

                  C. BINDING AGREEMENT. This Agreement and the other Loan Documents executed by Borrower constitute valid and legally binding obligations of Borrower, enforceable in accordance with their terms.

                  D. LITIGATION. There is no proceeding involving Borrower pending or, to the knowledge of Borrower, threatened before any court or governmental authority, agency or arbitration authority, except as disclosed to Carreker Corporation in writing and acknowledged by Carreker Corporation prior to the date of this Agreement.

                  E. NO CONFLICTING AGREEMENTS. There is no provision of any existing agreement, mortgage, indenture or contract binding on Borrower or affecting Borrower's property, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the other Loan Documents.

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                  F.       OWNERSHIP OF ASSETS. Borrower has good title to
the assets purported to be owned by him, and his assets are free and clear of liens, except those granted to Carreker Corporation or as disclosed to Carreker Corporation in writing prior to the date of this Agreement.

                  G. TAXES. All taxes and assessments due and payable by Borrower have been paid or are being contested in good faith by appropriate proceedings. Borrower has filed all tax returns which he is required to file.

                  H. FINANCIAL STATEMENTS. All factual information furnished by Borrower to Carreker Corporation in connection with this Agreement and the other Loan Documents is and will be accurate and complete on the date as of which such information is delivered to Carreker Corporation and is not and will not be incomplete by the omission of any material fact necessary to make such information not misleading. No representation or warranty contained in this Agreement or information appearing in any writing furnished by Borrower or his counsel to Carreker Corporation or its representatives pursuant hereto or in connection with the loan made by Carreker Corporation hereunder contains any untrue statement of material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

                  I. LOAN FROM EXCHANGE APPLICATIONS, INC. Borrower represents to Carreker Corporation that Borrower is borrowing, for cash proceeds, $350,000 from Exchange Applications, Inc. on the same date of this Agreement. Borrower represents that Borrower will be using the proceeds from the loan contemplated by this Agreement for charitable donations and savings.

         4.  [INTENTIONALLY DELETED]

         5. DEFAULT. Borrower shall be in default under this Agreement and under each of the other Loan Documents if a default or event of default shall occur under the Note.

         6. REMEDIES UPON DEFAULT. If a default or an event of default shall occur, then Carreker Corporation shall have all rights, powers and remedies available under each of the Loan Documents as well as all rights and remedies available at law or in equity.

         7. NOTICES. All notices, requests or demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to the other party at the following address:

         Borrower:         Robert E. Hall
                           6615 Clearhaven
                           Dallas, Dallas County, Texas 75248-4019

                           With a copy to:
                           Lee Wilkins
                           Cantey & Hanger, LLP
                           1999 Bryan Street, Suite 3330
                           Dallas, Texas 75201

         Lender:           Carreker Corporation
                           4055 Valley View Lane, # 1000
                           Dallas, Dallas County, Texas 75244-5069
                           Attention:  Terry L. Gage, Chief Financial Officer

or to such other address as any party may designate by written notice to the other party. Each such notice, request and demand shall be deemed given or made as follows:

                  A. If sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid;

                  B.       If sent by any other means, upon delivery.

         8.       [INTENTIONALLY DELETED]

         9. MISCELLANEOUS. Borrower and Carreker Corporation further covenant and agree as follows, without limiting any requirement of any other Loan Document:

                  A. CUMULATIVE RIGHTS AND NO WAIVER. Each and every right granted to Carreker Corporation under any Loan Document, or allowed it by law or equity shall be cumulative of each other and may be exercised in addition to any and all other rights of Carreker Corporation, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Carreker Corporation of any right preclude any other or future exercise thereof or the exercise of any other right. Borrower expressly waives any presentment, demand, protest or other notice of any kind, including but not limited to notice of intent to accelerate and notice of acceleration. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or future notice or demand in similar or other circumstances.

                  B. APPLICABLE LAW. This Agreement and the rights and obligations of the parties hereunder shall be deemed to have been made in the State of Texas at Carreker Corporation's address indicated at the beginning of this Agreement and shall be governed by, and construed in accordance with, the laws of the State of Texas, and is performable in the City and County of Texas at the Carreker Corporation's address indicated at the beginning of this Agreement.

                  C. AMENDMENT. No modification, consent, amendment or waiver of any provision of this Agreement, nor consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by an officer of Carreker Corporation, and then shall be effective only in the specified instance and for the purpose for which given. This Agreement is binding upon Borrower, its successors and assigns, and inures to the benefit of Carreker Corporation, its successors and assigns; however, no assignment or other transfer of Borrower's rights or obligations hereunder shall be made or be effective without Carreker Corporation's prior written consent, nor shall it relieve Borrower of any obligations hereunder. There is no third party beneficiary of this Agreement.

                  D. DOCUMENTS. All documents, certificates and other items required under this Agreement to be executed and/or delivered to Carreker Corporation shall be in form and content satisfactory to Carreker Corporation and its counsel.

                  E. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

                  F. INDEMNIFICATION. Notwithstanding anything to the contrary contained in Section 9(G), Borrower shall indemnify, defend and hold Carreker Corporation and its successors and assigns harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs or other expenses (including reasonable attorneys' fees and court costs) arising from or in any way related to any of the transactions contemplated hereby, including but not limited to personal injury or death, or property damage. Borrower's obligations under this paragraph shall survive the repayment of the Loan and any deed in lieu of foreclosure or foreclosure of any Pledge Agreement or other security document securing the Loan.

                  G. SURVIVABILITY. All covenants, agreements, representations and warranties made herein or in the other Loan Documents shall survive the making of the Loan and shall continue in full force and effect so long as the Loan is outstanding or the obligation of the Carreker Corporation to make any advances under the Line shall not have expired.

         10. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

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                  A.       SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED
IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                  B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) LIMIT THE RIGHT OF CARREKER CORPORATION HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. CARREKER CORPORATION MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         11. NOTICE OF FINAL AGREEMENT (PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE). THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         12. Nothing in this Loan Agreement shall expand Borrower's liability for money borrowed beyond that specified in Section 13 of the Note.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:                                   LENDER:  CARREKER CORPORATION



/s/ Robert E. Hall                                   By: /s/ George Noga
-----------------------                                 -----------------------
ROBERT E. HALL                                       Its: Senior Vice President
                                                          and Managing Director
                                                         ----------------------

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